Exhibit 99.1

Investor Presentation www.inlandrealestate.com NYSE: IRC May 2007

FORWARD-LOOKING STATEMENTS These presentation materials contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." The Company intends that all such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please see the Company's annual report on Form 10-K for the year ended December 31, 2006. Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

IRC SNAPSHOT Source: Company filings. 1. Includes properties in unconsolidated joint ventures. 2. Based on total of 93 million retail center square feet in Chicago as reported by REIS. PROFILE Publicly traded REIT (NYSE: IRC) self-administered and self-managed Targets Midwest primarily 147 Neighborhood, Community, Lifestyle and Single-Tenant retail centers 14.3 million square feet of leasable space in 11 states1 $1.7 billion in total assets1 FOCUS & CORE STRENGTHS Market Dominance largest shopping center REIT operating in Midwest2 Diverse national and local tenants Growth Potential JVs + direct acquisitions + releasing + redevelopment Tenured team with dedicated real estate experience

IRC TEAM SENIOR MANAGEMENT TEAM AVERAGES 25 YEARS REAL ESTATE EXPERIENCE Senior Team Inland Tenure Background / Experience Daniel Goodwin 37 Yrs. Founder and controlling stockholder of Inland Group Chairman Robert Parks 37 Yrs. CEO since 2001 and President since 1994; founding President, CEO stockholder of Inland Group Mark Zalatoris 21 Yrs. CFO prior to 2004; extensive knowledge of portfolio Executive VP, COO & Treasurer Brett Brown 3 Yrs. Deep public company reporting experience; former Chief Financial Officer 15 Yrs. at Great Lakes Great Lakes REIT SVP - Financial Reporting William Anderson 20 Yrs. Skilled at analyzing, negotiating retail center VP, Transactions acquisitions and dispositions Scott Carr 19 Yrs. Overseen property management operations since 1994 President, Inland Commercial Property Management Inc

IRC PORTFOLIO Tactical Growth Strategy: Maintain Market Dominance; Enhance Retail Platform Chicago MSA 98 8.8 62.9% Minneapolis MSA 26 2.3 16.4% Other 23 3.2 20.7% 147 14.3 100.0% Source: Company filings. All data is as of March 31, 2007. 1. Includes properties in unconsolidated joint ventures. # TOTAL % PROPERTIES1 GLA (MM) PORTFOLIO

IRC TODAY Groundwork Established Measurable Impact Strong Performance 1Q07 Consistent Solid Operations JV Progress

 IRC FINANCIAL SNAPSHOT SUMMARY STATISTICS Source: Company filings. All data, except per share, as of March 31, 2007. 1. Includes proportionate share of unconsolidated joint venture debt. Y-o-Y Growth 5.3 – 7.5% 12.1% FFO/Share 2007Q1 $0.37 Shares Outstanding 65.1MM FFO/Share 2006Q1 $0.33 Debt(1) $1.0B FFO/Share 2007E $1.40 - $1.43 Equity Capitalization $1.2B FFO/Share 2006 $1.33 Total Capitalization $2.2B Annual Dividend $0.98/share Debt/Total Capitalization 46.6% Dividend Yield 5.41% @ $18.12/share EBITDA / Interest Expense 2.8x

 Source: Company filings. (1) Includes line of credit. (2) Includes convertible notes. FINANCIAL HIGHLIGHTS Total Assets FFO IRC Financial Highlights Debt Maturity Schedule Solid Fundamentals Consistent growth Well-laddered debt maturity schedule

Dividend growth of 20% FFO payout reduced to 72% from 110% IRC has raised dividend 13 times in last 12 years 138th consecutive monthly dividend paid April 2007 Source: Company filings. SOLID FFO & DIVIDEND GROWTH FFO Per Share Growth Favorable to Peer Average: 1995 - 2006 IRC GROWTH 1995 - 2006 FFO/Sh. Dividend/Sh. Payout Ratio

IRC TENANTS IN-DEMAND & DIVERSIFIED Portfolio space leased 70% to national retailers; 30% to local retailers No single tenant comprises more than 6.4% annual base rent NATIONAL AND LOCAL RETAILERS – % TOTAL SQUARE FEET Source: Company filings as of March 31, 2007 Note: Marks on slide are registered trademarks of entities unaffiliated with Company. Use of these trademarks is not an endorsement of the Company or its common stock and no inference of any such endorsement should be drawn. Local Retailers: 30% Supervalue (Jewel / Cub Foods): 7% TJX Companies: 4% Dominick’s Finer Foods: 4% Other National Retailers: 41% KMart.: 3% Roundy’s: 3% Kohl’s: 2% PetsMart: 2% Kroger: 2% Office Depot: 1%

1. Source: Company filings as of March 31, 2007 STABLE LEASE ROLLOVER LEASE ROLLOVER AS A % OF CONTRACTUAL RENT1 1.98% 5.76% 9.37% 9.59% 7.90% 9.02% 13.85% 4.43% 6.73% 31.36% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015+ SOLID UNDERLYING CASH FLOWS Top 10 Retail Tenants: 24% of total base rents 70% of those rents investment grade tenants No more than 9.6% of annual base rent expected to roll in next 5 years

LEASING EFFICIENCIES Market Saturation Multiple Lease Signings Note: Marks on slide are registered trademarks of entities unaffiliated with Company. Use of these trademarks is not an endorsement of the Company or its common stock and no inference of any such endorsement should be drawn. Tenant # Leases Annual Rent Roundy’s 3 Leases $2.0 Million Second Wind 14 Leases $1.4 Million Office Depot 5 Leases $1.2 Million Food 4 Less 2 Leases $1.1 Million JoAnn 3 Leases $1 Million PetSmart 2 Leases $621,000 Factory Card Outlet 3 Leases $568,000 Washington Mutual 7 Leases $563,000 Dollar Tree 5 Leases $507,372

RENTAL RATE GROWTH In 2006 25% of new leases were opportunities created by leasing occupied space Approximately $20 million invested annually in the active redevelopment of existing assets Gains achieved via releasing and retenanting of existing vacant space at market rents RENT INCREASES: RELEASING & RETENANTING (3/31/07) Expiring Base Rent PSF New Base Rent PSF Renewals $11.77 $13.57 15.3% Increase New Leases Renewals New Leases 18.97% Increase 2006 3/31/07 $11.95 $14.21 $15.08 $18.41 22.17% Increase 43.37% Increase $13.43 $19.25 Maximizing Releasing and Retenanting Opportunities

Peer Group Median = 7.1% Source: SNL DataSource CRITICAL MASS HAS ITS BENEFITS Buying Power + Management Efficiencies Disciplined Cost Control Systemized Operations: Due Diligence + Multi-Discipline Expertise Property Tasks Centrally Managed Increased Market Knowledge Swift Response to Tenant Needs G&A Expenses Lower Than Peer Group Median (G&A AS % OF REVENUE (2006)) KRG WRI FRT IRC DDR RPT KIM REG EQY 4.1% 4.0% 4.7% 7.1% 8.6% 11.1% 10.8% 8.3% 5.6%

ACQUISITIONS CRITERIA Well-Located Assets & Strong Tenants RETAIL TARGETS Single Assets to Entire Portfolios Neighborhood & Community Retail Grocery, Discount & Fashion Anchors Lifestyle & Power Centers Convenience Retail Triple-Net Single Tenant Properties GEOGRAPHIC TARGETS Chicagoland Twin Cities Midwest Other

1. Does not include sold properties. 2. Includes properties in unconsolidated joint ventures. ACQUISITION OPPORTUNITIES DRIVE GROWTH PORTFOLIO ACQUISITION HISTORY1 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% Acquisitions $400 $350 $300 $250 $200 $150 $100 $50 $0 Acquisitions Wtd. Avg.Cap Rate Forecasted Acquisitions IRC Acquisition Cap Rate 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005(2) 2006(2) 2007(2) SOURCE OF DEALS = NEW CONSTRUCTION + REPEAT SELLERS + OFF MARKET TRANSACTIONS In Negotiation / Contract: 25 properties; 4 million sq. ft.; $750 million In Development: 267 acres; over 1.4 million sq. ft. GLA 9.0% weighted average cap rate assets acquired 1995-2006

JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Challenging Environment JVs Aligned & Effective Strategy Retail Focus IRC Knowledge Value-enhancing High Quality Partners ‘Union of Expertise’ Long-term Asset Management Role

JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Asset - Based Joint Ventures New York State Teachers’ Retirement System / NYSTRS JV Formed 2004 to acquire up to $400M retail in IRC core Midwest markets Increase income via fees: property management, leasing, acquisition services $315M invested in Midwest retail to date Focus on deploying remaining capital allocation JV Expansion: IN Retail Fund Texas Sourcing $200M retail in target Texas markets Income stream to IRC via fees: property management, leasing, acquisition services

JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Asset Management Joint Venture Inland Real Estate Exchange Corporation / IREX Partnership forged September 2006 Explore growth potential of 1031 Exchange TIC business & earn fees Union of Expertise IRC provides acquisition and asset management expertise to premiere 1031 Exchange TIC sponsor IREX provides syndication expertise and access to large broker / dealer network UPDATE 1Q07: - 463,000 FMC Technologies HQ: $65M - 73,000 SF Best Buy: $10.1M Substantially completed ’07 acquisitions goal of $100 million worth of assets

JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Development Joint Ventures Inland Venture Corporation / Expanded Taxable REIT Subsidiary Leverage the union of expertise between IRC and successful established developers IRC gains benefits of multiple development talent pools, capitalizing on a variety of development opportunities across varied retail markets IRC contributes leasing, property management and financing expertise to enhance productivity of new developments Programmatic Joint Venture structures provide opportunities for future development projects with existing partners

Development Joint Ventures Inland Venture Corporation Taxable REIT Subsidiary – Current Development Partnerships Development Partner Size Estimated Development Cost North Aurora Town Centre North American 55 Acres $58,014, 000 North Aurora, Illinois Real Estate 240,000 SQ FT 18 Outlots Savannah Crossing TMK Development 56 Acres $17,000,000 Aurora, Illinois 225,000 SQ FT 6 Outlots 18 Acres Residential Parcel Sold Gateway Crossings Pinetree Institutional 32 Acres $32,260,000 Ft. Wayne, Indiana Realty 275,000 SQ FT The Shops at Lakemoor Tucker Development 74 Acres $95,200,000 Lakemoor, Illinois Corporation 535,000 SQ FT Tuscany Village Paradise Group 50 Acres $47,387,000 Clermont, Florida 167,036 SQ FT 11 Outlots TOTALS: 267 Acres $276,831,000 1,442,036 SQ FT JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth

IRC TODAY Retail Focus Midwest Market Dominance Growth Potential Joint Ventures + Redevelopment + Leasing / Releasing Solid Performance & Core Operations Tenured Team